Exhibit 10.1

TENTH AMENDMENT TO CREDIT AGREEMENT

THIS TENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of September 20, 2010, by and among PMC COMMERCIAL TRUST, a real estate investment trust organized under the laws of the State of Texas (the "Borrower”), FIRST WESTERN SBLC, INC., a Florida corporation (the “First Western”), EACH OF THE FINANCIAL INSTITUTIONS WHICH IS A SIGNATORY HERETO OR WHICH MAY FROM TIME TO TIME BECOME A PARTY HERETO (individually, a “Lender” and collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), a national banking association, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, Borrower, Lenders and Administrative Agent are party to that Credit Agreement, dated as of February 29, 2004 (as the same has been or may be renewed, extended, amended and restated from time to time, the “Credit Agreement”); and

WHEREAS, First Western executed that certain Negative Pledge Agreement dated as of December 29, 2009 in favor of Administrative Agent; and

WHEREAS, Borrower has requested that Administrative Agent and Lenders agree to an amendment extending the maturity date and making other changes. Subject to the conditions set forth in this Amendment, Administrative Agent and Lenders have agreed to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, the parties to this Amendment, for good, fair and valuable consideration, the receipt and reasonable equivalency of which are hereby acknowledged, do hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1 Defined Terms; References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections,” “Schedules” and “Exhibits” are to sections, schedules and exhibits to the Credit Agreement.

ARTICLE II
AMENDMENTS

Section 2.1 Amendments to Definitions in Section 1.1. The following definitions in Section 1.1 of the Credit Agreement are amended and restated in their entirety as follows:

"Commitment” means an amount (subject to reduction or cancellation as herein provided) equal to $30,000,000.

"Stated Termination Date” means December 31, 2011.

Section 2.2 Amendment to Section 3.2(d). Section 3.2(d) of the Credit Agreement is amended and restated in its entirety as follows:

(d) [Intentionally Omitted.]

ARTICLE III
CONDITIONS PRECEDENT

Section 3.1 Conditions Precedent. Notwithstanding any contrary provisions herein, this Amendment is not effective unless and until:

(a) the representations and warranties in this Amendment and in the Credit Agreement are true and correct;

(b) the Administrative Agent shall have received counterparts of this Amendment executed by each party named below;

(c) the Administrative Agent shall have received (i) resolutions of the Board of Trust Managers of the Borrower and resolutions of the Board of Directors of First Western certified, in each case, by their respective Secretary or Assistant Secretary which authorize the execution, performance and delivery of the Credit Documents to which it is or is to be a party; (ii) a certificate of incumbency certified by the Secretary or Assistant Secretary of Borrower and First Western certifying the names of each of its officers authorized to sign the Credit Documents to which it is or is to be a party (including the certificates contemplated herein) together with specimen signatures; and (iii) certificates of the appropriate government officials of the State of Organization of the Borrower and First Western as to their respective existence and good standing;

(d) the Administrative Agent shall have received reimbursement for all costs and expenses incurred by it in connection with this Amendment and the other transactions to the extent invoiced; and

(e) the Administrative Agent shall have received such other documents, instruments and certificates as reasonably requested by it in connection with this Amendment.

ARTICLE IV
NO WAIVER

Section 4.1 No Waiver. Nothing herein shall be construed as a consent to or waiver of any Potential Default or Event of Default which may now exist or hereafter occur or any violation of any term, covenant or provision of the Credit Agreement or any other Credit Document. All rights and remedies of the Administrative Agent and the Lenders are hereby expressly reserved with respect to any such Potential Default or Event of Default. Nothing herein shall diminish the right of the Administrative Agent or any Lender to require strict performance by Borrower and First Western of each provision of any Credit Document to which such Person is a party, except as expressly provided herein. All terms and provisions and all rights and remedies of the Administrative Agent and the Lenders under the Credit Documents shall continue in full force and effect and are hereby confirmed and ratified in all respects.

ARTICLE V
MISCELLANEOUS

Section 5.1 Ratifications. This Amendment modifies and supersedes all inconsistent terms and provisions of the Credit Documents, and except as expressly modified and superseded by this Amendment, the Credit Documents are ratified and confirmed and continue in full force and effect. Borrower, First Western, Administrative Agent and Lenders agree that the Credit Documents, as amended by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 5.2 Representations and Warranties. Each of Borrower and First Western hereby represents and warrants to Administrative Agent and Lenders that (a) this Amendment and any Credit Documents to be delivered under or in connection with this Amendment have been duly executed and delivered by Borrower and First Western, (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or First Western of this Amendment and any Credit Document to be delivered under or in connection with this Amendment, (c) this Amendment and any Credit Documents to be delivered under or in connection with this Amendment are valid and binding upon Borrower and First Western and are enforceable against Borrower and First Western in accordance with their respective terms, (d) the execution, delivery, and performance by Borrower and First Western of this Amendment and any Credit Documents to be delivered under or in connection with this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any applicable laws, agreements or understandings to which such Person is a party or by which such Person is bound, (e) the representations and warranties contained in the Credit Agreement, as amended by this Amendment, and any other Credit Document are true and correct in all material respects as of the date of this Amendment (except for any representations and warranties that speak to a specific date prior to the date of this Amendment), and (f) as of the date of this Amendment, no Potential Defaults or Events of Default exist.

Section 5.3 References. All references in the Credit Documents to the “Credit Agreement” refer to the Credit Agreement as amended by this Amendment. This Amendment is a “Credit Document” as referred to in the Credit Agreement and the provisions relating to Credit Documents in the Credit Agreement are incorporated herein by reference, the same as if set forth verbatim in this Amendment.

Section 5.4 Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.

Section 5.5 Parties Bound. This Amendment binds and inures to the benefit of each Borrower, First Western, Agent and each Lender and their respective successors and assigns.

Section 5.6 Entirety. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

BORROWER:

PMC COMMERCIAL TRUST

By: /s/ Barry N. Berlin
Barry N. Berlin
Executive Vice President and
Chief Financial Officer

FIRST WESTERN SBLC, INC.

By: /s/ Barry N. Berlin
Barry N. Berlin
Executive Vice President and
Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:

JPMORGAN CHASE BANK, N.A.,
individually, as a Lender and Administrative Agent

By: /s/ Denise Parks
Denise Parks
Senior Vice President